American Century Mutual Funds, Inc. Summary Prospectus Supplement New Opportunities Fund
Supplement dated April 10, 2017 ■ Summary Prospectus dated March 1, 2017
All references to Institutional Class are changed to I Class. Effective with this change, I Class shares are available for purchase without sales charges or commissions by endowments, foundations, large institutional investors and financial intermediaries. Employer-sponsored retirement plans may not invest in I Class shares, except that plans invested in the I Class prior to April 10, 2017 may make additional purchases.

The following is added as the last sentence to the first paragraph under Fees and Expenses in the summary prospectus.
Additional information about sales charge discounts can be found in Appendix A of the prospectus.

The following replaces the Portfolio Manager section on page 4 of the summary prospectus.
Portfolio Managers
Matthew Ferretti, CFA, Vice President and Portfolio Manager, has been a member of the team that manages the fund since 2006. Mr. Ferretti has announced his plan to leave American Century Investments. As a result, he will no longer serve as a portfolio manager of the fund as of April 30, 2017.
Jackie Wagner, Portfolio Manager, has been a member of the team that manages the fund since 2009.

The following portfolio manager is added effective April 30, 2017.
Jeff Hoernemann, CFA, Portfolio Manager, has been a member of the team that manages the fund since 2014.

©2017 American Century Proprietary Holdings, Inc. All rights reserved.
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